UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2023 (December 28, 2023)

HEALTHCARE AI ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41145	98-1585450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 The Green Ste 15614 Dover DE 19901

 (Address of principal executive offices, including zip code)

(917) 446-0469

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	HAIAU	The Nasdaq Stock Market, LLC

Class A Ordinary Share, par value $0.0001 per share	HAIA	The Nasdaq Stock Market, LLC

Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	HAIAW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On December 18, 2023, the Company filed with the Securities and Exchange Commission and mailed to its shareholders the Company’s information statement on Schedule 14f-1 in connection with a change in majority control of the Company’s board of directors other than by a meeting of shareholders (the “14F”). The Company designated each of Jiande Chen, Nat Y Chan, Stefan Dodov and Manuel C. Menendez III  (the “New Directors”) to fill the vacancies to be left by departing directors Zikang Wu, Hao Tian, Yuerong Tan and Zixun Jin (the “Outgoing Directors”), and Zikang Wu shall resign as chief executive officer, to be effective upon the expiration of all applicable waiting periods under Section 14(f) of the Exchange Act and Rule 14f-1 thereunder. In addition, Xiaocheng Peng, will become the permanent chief financial officer of the Company and non-independent director, and Jiande Chen will replace Zikang Wu as Chief Executive Officer of the Company and chairman of the Board. Jiande Chen and Ziaocheng Peng are referred to as the “New Officers.”

On December 28, 2023, the resignation of the Outgoing Directors and chief executive officer  and appointment of the New Directors and New Officers became effective. The biographical information for each of the New Directors and New Officers disclosed in the 14F is incorporated herein by reference. No family relationships exist between any of the New Directors and New Officers, and any other directors or executive officers of the Company. There are no transactions to which the Company is or was a participant and in which any New Director or New Officer has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Each of the New Directors and New Officers will enter into a joinder (the “Joinder Agreement”) to that certain letter agreement, as amended, and that certain registration rights agreement, both dated October 13, 2021, by and among the Company, the Company’s initial shareholders, the Sponsor, and certain officers and directors. In addition, each of the New Directors and New Officers will enter into indemnification agreements (“Indemnification Agreements”) with the Company, each of which will be substantially similar to the indemnification agreements entered into by the other officers and directors in connection with the Company’s initial public offering.

The foregoing descriptions are qualified in its entirety by reference to the Joinder Agreement, a form of which is attached as Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 14, 2023, and the Indemnification Agreements, a form of which is attached as Exhibit 10.4 to the Company’s Registration Statement on Form S-1, as filed with the Securities and Exchange Commission on November 19, 2021, each of which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

10.1	Joinder Agreement, a form of which is attached as Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 14, 2023
10.2	Indemnification Agreement, a form of which is attached as Exhibit 10.4 to the Company’s Registration Statement as filed with the Securities and Exchange Commission on November 19, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE AI ACQUISITION CORP.

Dated: December 28, 2023	By:	/s/ Zikang Wu
Name: Zikang Wu
Title: Chief Executive Officer

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